Amendment No. 99 (MA)
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EXHIBIT 10.1.1

Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the North American Portability Management LLC, as successor to Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC

AMENDMENT TO
CONTRACTOR SERVICES AGREEMENT FOR
NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM

CLARIFICATIONS CONCERNING CONFIDENTIAL INFORMATION

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Amendment No. 99 (MA)
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AMENDMENT NO. 97 UNDER CONTRACTOR SERVICES AGREEMENT
FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM

Clarifications Concerning Confidential Information

1.PARTIES
This Amendment No. 99 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of the Mid-Atlantic Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2.EFFECTIVENESS AND TERM
This Amendment shall be effective as of the last date of execution below (the “Amendment Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC

3.DEFINED TERMS
The number in the upper left-hand corner refers to this Amendment. Capitalized terms used herein without definition or which do not expressly reference another agreement shall have the meanings as defined in the Master Agreement.
4.CONSIDERATION RECITAL
In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment. The modifications and amendments made herein were negotiated together, and each is made in consideration of all of the other terms and conditions herein. All such modifications and amendments are interrelated and are dependent on one another. No separate, additional or different consideration is contemplated with respect to the modifications and amendments herein.

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Amendment No. 99 (MA)
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Contractor and Customer acknowledge that the agreements hereunder have been offered and accepted because Contractor provides Services, and Customer receives Services, in the Service Area in accordance with the NPAC/SMS Software, functionality, Change Orders, terms and conditions (the “NPAC/SMS Features”) required under all amendments to and Statements of Work under the Master Agreement, and which NPAC/SMS Features have been elected and purchased by Customer on behalf of the Subscribing Customer as of the Amendment Effective Date. The Parties agree and acknowledge that Article 29 of the Master Agreement shall not apply with respect to the execution and delivery of this Amendment, so that this Amendment shall not be considered to be the provision of a centralized NPAC solution.
Neither Contractor nor Customer has made or is hereby making any representations with respect to either the reliability or likelihood of expected or forecasted TN Porting Event volumes in this Service Area individually or cumulatively with any other United States Service Areas, cumulatively or with respect to the realization of any expected or forecasted cost savings. Furthermore, Customer does not guarantee or otherwise promise or assure any TN Porting Event volumes in this Service Area, either individually or cumulatively with other United States Service Areas.
5.APPLICABLE DOCUMENTS
The following internal documents are applicable to this Amendment:
None    Functional Requirements Specifications
None    Requirements Traceability Matrix
None    System Design
None    Detailed Design
None    Integration Test Plan
None    System Test Plan
None    NPAC Software Development Process Plan
None    User Documentation

6.IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:
√     Master Agreement
None    Exhibit B Functional Requirements Specification
None    Exhibit C Interoperable Interface Specification
None     Exhibit E Pricing Schedules
None    Exhibit F Project Plan and Test Schedule
None    Exhibit G Service Level Requirements
None    Exhibit H Reporting and Monitoring Requirements
√     Exhibit J User Agreement Form
None    Exhibit K External Design
None    Exhibit L Infrastructure/Hardware
None    Exhibit M Software Escrow Agreement
None    Exhibit O Intermodal Ported TN Identification Service Agreement
None    Exhibit P LEAP Service Agreement
None    Disaster Recovery
None    Back Up Plans

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None     Gateway Evaluation Process (Article 32 of Master Agreement)

7.AMENDMENTS

7.1	Background
On March 27, 2015, the U.S. Federal Communications Commission (“FCC”) issued an order in Telcordia Technologies, Inc., Petition to Reform Amendment 57 and to Order a Competitive Bidding Process for Number Portability Administration; Petition of Telcordia Technologies, Inc., to Reform or Strike Amendment 70, to Institute Competitive Bidding for Number Portability Administration, and to End the NAPM LLC’s Interim Role in Number Portability Administration Contact Management; Telephone Number Portability, WC Dkt. Nos. 07-149 & 09-109, CC Dkt. No. 95-116, FCC 15-35 (the “Selection Order”), that, among other things, requires a transition of responsibility for the NPAC/SMS to a Successor Contractor (as defined in the Master Agreement). Such transition of responsibility to the Successor Contractor within the meaning and scope of the Selection Order shall be referred to in this Amendment as “the Transition.”

Customer and Contractor anticipate that in support and furtherance of the Transition to the a Successor Contractor, User Data, which is considered to constitute and to be protected as Confidential Information pursuant to Article 15 of the Master Agreement, will need to be disclosed by Contractor to Customer and/or to Third Parties, including, but not limited to, the Successor Contractor and the Transition Oversight Manager (as defined in Statement of Work No. 98). The purpose of this Amendment is to clarify the rights, duties, and obligations of the Contractor and the Customer in connection with the disclosure of User Data necessary to support and to further the Transition in accordance with the Selection Order.

7.2	Declaration of Authority Under Master Agreement
The Parties agree and acknowledge that User Data constitutes Confidential Information under Article 15 of the Master Agreement. The Parties further agree and acknowledge that Confidential Information may not, without receiving the Disclosing Party’s written consent, be used by a Receiving Party for any purpose other the performance of the obligations under the Master Agreement, and that Confidential Information shall not include information lawfully required to be disclosed by law, provided that the Disclosing Party has been given an adequate opportunity to take action to assure confidential handling of such information. Accordingly, pursuant to the authority and right of the Parties to consent to certain disclosures of Confidential Information and to take action to assure the confidential handling of such disclosed Confidential Information, the Parties wish pursuant to this Amendment each to consent to the disclosure to the other and to Third Parties designated by them of User Data solely for the purpose of supporting and further the Transition specified in the Selection Order and to make clear requirements for the continued confidential handling of such disclosed User Data.

7.3	Clarifications
In addition to the other rights and obligations under Article 15 of the Master Agreement with respect to the treatment of User Data as Confidential Information, Customer and Contractor each hereby

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acknowledge, agree, and consent to the disclosure of User Data by Contractor and Customer to Third Parties, including but not limited to the Successor Contractor and the Transition Oversight Manager, pursuant to a request from Customer or under the direction of the Customer; provided, however, that such disclosure expressly shall be limited to the sole and exclusive purpose of effecting the orderly Transition for responsibility of the Services to a Successor Contractor; and provided, further that as a condition precedent to such disclosure, the recipient Third Party shall agree and confirm in writing that it is legally bound to receive and to use such User Data for the sole and exclusive purpose of effecting the Transition and that it will assure the continued confidential handling of all such User Data.

Notwithstanding anything to the contrary in the Master Agreement (including, without limitation, Article 15 thereof) and in the NPAC/SMS User Agreements (including, without limitation, Articles 6, 7 and 9 thereof), so long as the proceeding requirements with respect to the disclosure of User Data in connection with the Transition are satisfied, neither Customer nor Contractor shall be required to obtain consent from Users in connection with any such disclosure.

8.MISCELLANEOUS

8.1
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, this Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.

8.2
If any provision of this Amendment is held invalid or unenforceable the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective

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Amendment No. 99 (MA)
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Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the Master Agreement, in effect immediately prior to the Amendment Effective Date (including, but not limited to any adjustments necessary to retroactively re-price TN Porting Events under Exhibit E from the Amendment Effective Date through the date of the Ineffectiveness Determination, or other amounts or credits, to any party hereunder), shall be invoiced by Contractor at the earliest practical Billing Cycle in accordance with the Master Agreement and shall be due and payable in accordance with the applicable invoice therewith or shall be credited or applied for the benefit of the Customer or any Allocated Payor in accordance with the Master Agreement.

8.3
This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

8.4
If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.

8.5
This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.

8.6
This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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Amendment No. 99 (MA)
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IN WITNESS WHEREOF, the undersigned have executed this Amendment:

CONTRACTOR: NeuStar, Inc.
By:    /s/ Steven M. Boyce
Its:    Vice President, Finance & Treasurer
Date:    November 23, 2015

CUSTOMER: North American Portability Management LLC, as successor in interest to and on behalf of the Mid-Atlantic Carrier Acquisition Company, LLC

By:    /s/ Timothy Decker
Its:    NAPM LLC Co-Chair
Date:    December 3, 2015

By:    /s/ Timothy Kagele
Its:    NAPM LLC Co-Chair
Date:    November 30, 2015

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